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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)    November 19, 1999
                                                   ---------------------

                                  RMI.NET, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               001-12063                                84-1322326
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       (Commission File Number)              (IRS Employee Identification No.)

    999 Eighteenth Street, Suite 2201, Denver, Colorado                80202
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         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (303) 672-0700
                                                      -----------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On November 19, 1999, the Registrant entered into an Asset Purchase Agreement with FutureOne, Inc. and Networld.com, Inc., a subsidiary of FutureOne, Inc. (the "Networld Asset Purchase Agreement"), pursuant to which the Registrant acquired certain assets related to Networld.com, Inc.'s Internet communications and web-hosting services business. The purchase price of the assets acquired was approximately $2,753,000, payable in the form of 353,519 shares of the Registrant's common stock. The consideration that the Registrant agreed to pay was determined through arm's length negotiation. There was no material relationship between the Registrant and FutureOne, Inc., Networld.com, Inc. or their affiliates prior to the transaction. FutureOne, Inc. is an Arizona corporation headquartered in Phoenix, Arizona. FutureOne, Inc.'s subsidiary, Networld.com, Inc., is an Internet communications and commerce company providing dedicated and dial-up access to the Internet, as well as web-hosting services, to a customer base in Phoenix, Prescott, and six other Arizona locations. The Registrant intends to utilize the assets acquired in the same manner that Networld.com, Inc. and FutureOne, Inc. utilized the assets prior to their acquisition by the Registrant. A copy of the Registrant's press release is attached hereto as Exhibit 20.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)      Financial Statements of Businesses Acquired:

              Not required.

(b)      Pro Forma Financial Information:

              Not required.

(c)      Exhibits:

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
            Exhibit Number                       Description
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
                  10.1              Asset Purchase Agreement by and among
                                    RMI.NET, Inc., and Networld.com, Inc. and
                                    FutureOne, Inc., an Arizona corporation, and FutureOne, Inc., a Nevada corporation.

                  20.1              News Release dated November 23, 1999 announcing
                                    the Networld.com, Inc. asset acquisition.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 RMI.NET, Inc.
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                                                 (Registrant)

Date: December 6, 1999                 By: /s/ CHRISTOPHER J. MELCHER
                                          ----------------------------
                                          Christopher J. Melcher
                                          Vice President, General Counsel
                                          and Corporate Secretary